Sub-Item 77Q1(g)

 Form of Agreements and Plans of Reorganization.  Incorporated
herein by reference to the Registrant's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on
December 22, 2008 (Accession Number 0001145443-08-003441).